Exhibit 99.2

SunCoke Energy, Inc.

Q1 2015 Earnings

Conference Call

April 23, 2015

Forward-Looking Statements

This slide presentation should be reviewed in conjunction with the First Quarter 2015 earnings release of SunCoke Energy, Inc. (SXC) and the conference call held on April 23, 2015 at 11:30 a.m. ET.

Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke Energy Partners, L.P. (SXCP), in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.

Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

SXC Q1 2015 Earnings Call

Management Perspective

Delivered solid Q1 operating & safety performance

Increased quarterly dividend by 28%

Maintained financial flexibility to support growth and return additional capital to shareholders

Continued developing pipeline of long-term growth opportunities in several new industrial-facing verticals

Reaffirm FY 2015E Consolidated Adj. EBITDA(1) reflecting strength of long-term, take-or-pay cokemaking contracts

(1) For a definition and reconciliation of Adjusted EBITDA (Consolidated), please see appendix.

SXC Q1 2015 Earnings Call

Q1 ‘15 Overview

Q1 2015 Earnings Overview

($ in millions)

Adj. EBITDA from Cont. Ops.(1)

($/share)

EPS from Cont. Ops. (diluted)

$49.1

$39.5

Q1 ‘14 Q1 ‘15

($0.02) ($0.03)

Q1 ‘14 Q1 ‘15

Q1’15 vs.

($ in millions, except volumes) Q1’15 Q1’14 Q1’14

Domestic Coke Sales Volumes 950 948 2 Coal Transloading Volumes 3,794 4,359 (565) Coke Adj. EBITDA (1) $56.1 $48.6 $7.5 Coal Logistics Adj. EBITDA $2.6 $2.1 $0.5 Corporate and Other ($9.6) ($11.2) $1.6 Adj. EBITDA from Cont. Ops. (2) $49.1 $39.5 $9.6

(1) Coke Adjusted EBITDA includes Domestic Coke, Brazil Coke and India Coke segments.

(2) For a definition and reconciliation of Adjusted EBITDA from Continuing Operations, please see appendix.

Adj. EBITDA from Cont. Ops. up $9.6M

Domestic coke fleet delivered solid operating results despite below target improvement at Indiana Harbor

Benefited from improvement in Brazil & Coal Logistics and lower Corporate costs

Q1 ‘15 Loss from Continuing Operations of $0.03 per share

Reflects impacts of $10.3M Granite City dropdown transaction and financing costs

Reaffirm 2015 Guidance

Consolidated Adjusted EBITDA(1) of $190 million to $210 million

SXC Q1 2015 Earnings Call

Adjusted EBITDA(1) – Q1 ‘14 to Q1 ‘15

Solid Domestic Coke performance, lower Corporate Costs and better Brazil results contributed to Adjusted EBITDA increase

($ in millions)

$2.7M – Yield improvements

$1.9M – Lower O&M expense

($1.1M) – Timing of sales

$2.4

$2.4M – Brazil

$3.5 • ($0.8M) – India

$39.5 • $2.2M – Higher volume

$3.0M – Higher yield

($2.8M) – Lower O&M cost recovery

$1.6

$1.9 ($3.1)

$0.5 $1.6

$4.0M – OPEB

curtailment gain

Impacts of Q1 ‘14 $49.1 Rationalization

restructuring plan on track $47.9

Q1 2014

Domestic Coke

Indiana

International

Coal

Corporate

Q1 2015

Q1 2015 Legacy

Q1 2015

Q1 2015

Adj. EBITDA

(excl. Indiana

Harbor

Coke (2)

Logistics

Costs

Adj. EBITDA

Income, net

Adj. EBITDA

Adj. EBITDA

from Cont. Ops.(1) Harbor)

from Cont. Ops.(1)

from Disc. Ops.(1) (Consolidated) (1)

(1) Q1 2014 Adj. EBITDA (Consolidated) was $33.6 million. For a definition and reconciliation of Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations and Adjusted EBITDA (Consolidated), please see appendix.

(2) Includes Brazil Coke and India Coke.

SXC Q1 2015 Earnings Call

Domestic Coke Business Summary

Continued to deliver stable results across Domestic Coke fleet

Domestic Coke Production and Adjusted EBITDA Per Ton(1)

(Production in thousands of tons, $ in per ton amounts)

$67/ton $59/ton $61/ton $58/ton $58/ton $57/ton $56/ton $54/ton $49/ton 1,051 1,081 1,081 1,056 1,059 1,090 1,083 998

152 158 153 154 944 155 155 156

149 171 176 150 182 177 167 172 177 153 171 290 297 295 291 279 292 296 264 284 264 276 273 255 264 275 270 223 199 178 179 184 184 178 184 185 185 171

Q1 ‘13 Q2 ‘13 Q3 ‘13 Q4 ‘13 Q1 ‘14 Q2 ‘14 Q3 ‘14 Q4 ‘14 Q1 ‘15

Adjusted EBITDA/ton Middletown Granite City Haverhill Indiana Harbor Jewell

(1) For a definition and reconciliation of Adjusted EBITDA/Ton, see appendix.

SXC Q1 2015 Earnings Call

Liquidity Position

Solid cash position and revolver capacity provide significant financial flexibility

$57.1

Attributable $165.4 to SXCP

$23.8 ($9.1) $139.0 $2.4

($0.1) ($8.3)

$33.3 ($15.5) $91.8

($23.9)

SXCP revolver

($5.3M) – Ongoing availability: $250M

($3.0M) – Environmental & Expansion

($20.0M) – Repurchase of 1.2M shares SXC revolver $105.7 ($3.9M) – Dividend availability: $148.5M

$73.6

$45.0M – Pre-funded Environmental CapEx

$12.1M – Net debt proceeds at SXCP

Q4 2014 Net Income Working Cash Used D&A Capex Return of Impact of Distr. to Public Q1 2015

Cash Balance from Capital in Disc. Ops. Capital Dropdown(1) Unitholders Cash Balance

Cont. Ops. & Other

(1) Includes proceeds of $210.8M from SXCP 7.375% senior notes, offset by repayment of $149.5M of SXC’s 7.625% senior notes and debt issuance costs of $4.2M.

SXC Q1 2015 Earnings Call

STRATEGIC UPDATES

SXC Q1 2015 Earnings Call

SXC Investment Thesis

Well positioned to deliver long-term shareholder returns

Stable, Long-term Business Model

Secure, take-or-pay contracts insulate business from steel cyclicality

Minimal commodity risk

Strong Balance Sheet

Conservatively levered with considerable liquidity

Maintain financial flexibility to support growth and return capital to shareholders

Growth Opportunities

Anticipate executing at least one additional dropdown in 2015

Building robust pipeline of long-term growth targets

Growing Return of Capital to Shareholders

Returned ~$110M to shareholders in last twelve months

Anticipate continued quarterly dividend growth irrespective of future dropdowns

Significant Shareholder Value Proposition

SXC Q1 2015 Earnings Call

Stable Cokemaking Business Model

Long-term, take-or-pay contracts generate stable cash flow and insulate business from industry cyclicality

Key Contract Provisions/Terms

Fixed Fee

Take-or-Pay

Termination Provisions

(1)

Contract Duration

15 – 20

years

Avg. Remaining Contract Life

9 years

Pass-through provisions:

Cost of Coal

Coal Blending & Transport

Operating & Maintenance Costs

Taxes (ex. Income Taxes)

Changes in Regulation

Contract Value Propositions

Customers required to take all the coke we produce up to contract maximum

Long-term, take-or-pay nature provides stability during market & industry downturns

Commodity risk minimized by passing through coal, transportation & certain operating costs to customer

No early termination without default, except one contract under limited circumstances(1)

Counterparty risk mitigated by contracting with customers’ respective parent companies

Positioned as primary source of coke supply at customers’ strategic blast furnace assets

(1) AK Steel contract at Haverhill 2 has termination right only with permanent closure of blast furnace steelmaking at their Ashland, KY facility and no replacement production elsewhere. AK must also provide 2-year notice and pay significant fee if termination right exercised prior to 2018.

SXC Q1 2015 Earnings Call

Flexibility to Fund Growth

Multiple levers at SXC & SXCP provide flexibility to fund dropdowns and growth opportunities

Ability to Leverage Both

SXC & SXCP Balance Sheets

Structuring and

Financing Flexibility

Executed amendment to increase SXCP leverage covenant from 4.0x to 4.5x

Amended SXCP shelf to enable preferred equity issuance

Potential for SXC & SXCP to co-invest in projects

Approximately $165M of combined cash

Approximately $400M combined revolver capacity

Accumulating excess cash at SXCP via coverage and replacement CapEx accrual

Ability to compete for and execute transformative M&A or bolt-on transactions

SXC Q1 2015 Earnings Call

Platforms for Growth

Actively developing pipeline of long-term growth opportunities across several new material handling verticals

M&A Guardrails

Disciplined pursuit of long-term growth opportunities

Strategic Fit	Financial Fit	Actionability
• Leverage core competencies • Provide platform for additional growth	• Stable cash flow outlook • Limited commodity risk • Qualifying income generating	• Ability to compete financially • Appropriately sized

Growth Opportunities

Several industrial verticals can benefit from MLP structure

Activated Carbon	Carbon Black	Industrial Clays	Limestone
Salt	Calcined Coke	Wood Pellets	Soda Ash/Bicarb

\+

Continued pursuit of coal handling/logistics bolt-on acquisitions and development of steel-facing greenfield projects

SXC Q1 2015 Earnings Call 11

Balanced Capital Allocation Strategy

Deploying balanced capital allocation strategy to support long-term growth and return capital to shareholders

Support Growth

Maintain leverage capacity to support long-term growth

Maintain leverage capacity to support long-term growth

Return Capital to Shareholders

Plan to increase quarterly dividend to return significant portion of free cash flow

Intend to return excess cash via share repurchase and/or special dividend

Expect to increase per unit distributions as distributable cash flow grows

Adjusted cash coverage ratio in light of asset performance

Drive Long-Term Shareholder Value

SXC Q1 2015 Earnings Call

Clear Pathway for Capital Return

Continuing to return capital to shareholders

Completed – Initiatives To-Date

Asset Drops

- Completed two dropdowns since expiration of SXC tax sharing agreement

Returning Capital to Shareholders

- Initiated quarterly dividend in Q4 2014
- Increased Q2 '15 dividend 28%
- Returned ~$110M to shareholders in last twelve months, including $105M via share repurchases
- Amended SXC credit facility to enhance flexibility

In Process – Q2 '15

Asset Drops

- Anticipate dropdown of 23% of Granite City

Returning Capital to Shareholders

- Begin executing against remaining $55M share repurchase authorization
- Call remaining SXC bonds with next dropdown
- Seek additional share repurchase authorization

Expected – 2H '15 & Beyond

Asset Drops

- Complete remaining dropdowns
  - Jewell & Brazil Coke – Ready 2H 2015E
  - Indiana Harbor – After two consecutive quarters of stable ops.

Returning Capital to Shareholders

- Intend to increase dividend to distribute significant portion of free cash flow (irrespective of future dropdowns)
- Evaluate accretive uses for estimated $350M – $400M dropdown proceeds

Strategy for Future Dropdowns

1. Market conditions continue to govern timing of future dropdowns
2. Remain ready to execute

SXC Q1 2015 Earnings Call

13

SXC Investment Thesis

Well positioned to deliver long-term shareholder returns

Stable, Long-term Business Model

Strong Balance Sheet

Growth Opportunities

Growing Return of Capital to Shareholders

Significant Shareholder Value Proposition

SXC Q1 2015 Earnings Call

QUESTIONS

SXC Q1 2015 Earnings Call

Investor Relations 630-824-1907 www.suncoke.com

SXC Q1 2015 Earnings Call

APPENDIX

SXC Q1 2015 Earnings Call

Definitions TM

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for impairments, costs related to exiting our Coal business, interest, taxes, depreciation and amortization attributable to our equity method investment. Prior to the expiration of our nonconventional fuel tax credits in 2013, Adjusted EBITDA included an add-back of sales discounts related to the sharing of these credits with customers. Any adjustments to these amounts subsequent to 2013 have been included in Adjusted EBITDA. Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under generally accepted accounting principles (GAAP) and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the SXC’s net assets and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP, does not represent and should not be considered a substitute for net income as determined in accordance with GAAP. Calculations of Adjusted EBITDA may not be comparable to those reported by other companies.

EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization.

Adjusted EBITDA attributable to SXC/SXCP equals consolidated Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.

Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled.

Adjusted EBITDA from Continuing Operations equals Consolidated Adjusted EBITDA less Adjusted EBITDA from Discontinued Operations less Legacy Costs.

Adjusted EBITDA from Discontinued Operations equals Coal business Adjusted EBITDA excluding Corporate cost allocation attributable to Coal, costs related to exiting our Coal business and certain retained Coal-related costs reclassified as Legacy Costs.

Legacy Costs equals royalty revenues, Coal pension/OPEB, Coal workers’ compensation, black lung, prep. plant and certain other Coal-related costs that we expect to retain after sale of the Coal business.

SXC Q1 2015 Earnings Call

Consolidated Guidance Summary

Reaffirm Full Year 2015 Guidance

Metric

2014 Actual

2015 Guidance

Adjusted EBITDA(1)

Continuing Operations

$237.8

million

$225

–

$

245

million

Consolidated

$210.7

million

$190

–

$

210

million

Attributable to SXC

$150.0

million

$115

–

$

130

million

Capital Expenditures

~$125 million

~$90 million

Domestic Coke Production

~4.2 million tons

~4.3 million tons

Dom. Coke Adj. EBITDA / ton

$59 / ton

$55 – $

60 / ton

Operating Cash Flow

$112.3

million

$125

–

$

145

million

Cash Taxes(2)

$7.0 million

$10

–

$

15 million

(1) Please see appendix for a definition and reconciliation of 2014 and 2015E Adjusted EBITDA. (2) Included in Operating Cash Flow.

SXC Q1 2015 Earnings Call

Reconciliation of Net Income to Adjusted EBITDA

($ in millions)	Q1 '15	FY '14	Q4 '14	Q3 '14	Q2 '14	Q1 '14	FY '13	Q4 '13	Q3 '13	Q2 '13	Q1 '13
Net Income/(Loss)	$0.4	($101.8)	($55.8)	$6.4	($48.6)	($3.8)	$50.1	$18.7	$12.3	$12.7	$6.4
Subtract: Net Loss from Discontinued Operations	(2.0)	(106.0)	(40.1)	(18.5)	(41.4)	(6.0)	(15.5)	(4.4)	(3.6)	(2.8)	(4.7)
Net Income/(Loss) from Continuing Operations	$2.4	$4.2	($15.7)	$24.9	($7.2)	$2.2	$65.6	$23.1	$15.9	$15.5	$11.1
Depreciation and amortization	23.8	96.1	25.1	22.5	24.1	24.4	77.1	19.5	18.8	19.0	19.8
Interest expense, net	23.3	63.2	12.1	11.9	27.1	12.1	52.3	12.3	12.1	12.1	15.8
Income tax expense/(benefit)	1.2	7.4	2.4	7.5	(1.3)	(1.2)	16.4	6.4	1.5	2.7	5.8
Legacy costs, net	(1.9)	17.1	13.3	0.9	1.4	1.5	0.4	(1.5)	0.3	0.7	0.9
Asset impairment[1]	-	16.8	1.7	-	15.1	-	-	-	-	-	-
Sales discounts	-	(0.5)	-	-	-	(0.5)	6.8	1.1	2.2	2.1	1.4
Adjustment to unconsolidated affiliate earnings[2]	0.3	33.5	31.1	0.3	1.1	1.0	3.2	1.9	0.3	1.0	-
Adjusted EBITDA from Continuing Operations	$49.1	$237.8	$70.0	$68.0	$60.3	$39.5	$221.8	$62.8	$51.1	$53.1	$54.8
Legacy costs, net	1.9	(17.1)	(13.3)	(0.9)	(1.4)	(1.5)	(0.4)	1.5	(0.3)	(0.7)	(0.9)
Adjusted EBITDA from Discontinued Operations	(3.1)	(10.0)	(4.9)	(2.8)	2.1	(4.4)	(6.3)	(4.6)	(0.1)	-	(1.6)
Adjusted EBITDA (Consolidated)	$47.9	$210.7	$51.8	$64.3	$61.0	$33.6	$215.1	$59.7	$50.7	$52.4	$52.3
Adjusted EBITDA attributable to noncontrolling interests[3]	(18.1)	(60.7)	(18.7)	(18.2)	(14.5)	(9.3)	(41.2)	(12.2)	(9.9)	(10.7)	(8.4)
Adjusted EBITDA attributable to SXC	$29.8	$150.0	$33.1	$46.1	$46.5	$24.3	$173.9	$47.5	$40.8	$41.7	$43.9

(1) Includes portion of coal impairment attributable to Continuing Operations.
(2) Represents SunCoke's share of India JV interest, taxes and depreciation expense. Includes $30.5M impairment of our equity method investment in India in Q4 and FY 2014.
(3) Represents Adjusted EBITDA attributable to SXCP public unitholders and DTE Energy's interest in Indiana Harbor.

SXC Q1 2015 Earnings Call 20

Reconciliation of Net Income to Adjusted EBITDA from Discontinued Operations

($ in millions)

Q1 ‘15

FY ‘14

Q4 ‘14

Q3 ‘14

Q2 ‘14

Q1 ‘14

FY ‘13

Q4 ‘13

Q3 ‘13

Q2 ‘13

Q1 ‘13

Net Loss from Discontinued Operations

($2.0)

($106.0)

($40.1)

($18.5)

($41.4)

($6.0)

($15.5)

($4.4)

($3.6)

($2.8)

($4.7)

Depreciation, depletion and amortization

-

10.2

0.8

0.3

4.7

4.4

18.9

6.0

4.4

4.4

4.1

Interest expense, net

-

-

-

-

-

-

-

-

Income tax benefit

(0.1)

(66.2)

(12.3)

(1.4)

(49.5)

(3.0)

(9.7)

(6.2)

(0.9)

(1.6)

(1.0)

Asset impairment

-

133.5

29.1

16.4

88.0

-

-

-

-

-

-

Exit Costs

(1.0)

18.5

17.6

0.4

0.3

0.2

-

-

-

-

-

Adjusted EBITDA from Discontinued Operations

($3.1)

($10.0)

($4.9)

($2.8)

$2.1

($4.4)

($6.3)

($4.6)

($0.1)

$0.0

($1.6)

SXC Q1 2015 Earnings Call

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per ton

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton									
($ in millions, except per ton data)	Domestic Coke	Brazil Coke	India Coke [1]	Coal Logistics	Corporate / Other	Continuing Operations	Dicontinued Operations	Legacy Costs	Combined
Q1 2015									
Adjusted EBITDA	$52.7	$4.1	($0.7)	$2.6	($9.6)	**$49.1**	($3.1)	$1.9	**$47.9**
Sales Volume (thousands of tons)	950	439	46	3,794					
Adjusted EBITDA per Ton	**$55.63**	**$9.34**	**($15.07)**	**$0.69**					
FY 2014									
Adjusted EBITDA	$247.9	$18.9	($3.1)	$14.3	($40.2)	**$237.8**	($10.0)	($17.1)	**$210.7**
Sales Volume (thousands of tons)	4,184	1,516	177	19,037					
Adjusted EBITDA per Ton	**$59.25**	**$12.47**	**($17.51)**	**$0.75**					
Q4 2014									
Adjusted EBITDA	$64.4	$12.2	($1.4)	$3.4	($8.6)	**$70.0**	($4.9)	($13.3)	**$51.8**
Sales Volume (thousands of tons)	1,103	419	38	4,301					
Adjusted EBITDA per Ton	**$58.39**	**$29.12**	**($36.84)**	**$0.79**					
Q3 2014									
Adjusted EBITDA	$72.3	$2.5	($1.3)	$3.8	($9.3)	**$68.0**	($2.8)	($0.9)	**$64.3**
Sales Volume (thousands of tons)	1,074	431	38	4,772					
Adjusted EBITDA per Ton	**$67.32**	**$5.80**	**($34.21)**	**$0.80**					
Q2 2014									
Adjusted EBITDA	$64.4	$2.5	($0.5)	$5.0	($11.1)	**$60.3**	$2.1	($1.4)	**$61.0**
Sales Volume (thousands of tons)	1,059	413	42	5,605					
Adjusted EBITDA per Ton	**$60.81**	**$6.05**	**($11.90)**	**$0.89**					
Q1 2014									
Adjusted EBITDA	$46.8	$1.7	$0.1	$2.1	($11.2)	**$39.5**	($4.4)	($1.5)	**$33.6**
Sales Volume (thousands of tons)	948	252	60	4,359					
Adjusted EBITDA per Ton	**$49.37**	**$6.75**	**$1.67**	**$0.48**					
FY 2013									
Adjusted EBITDA	$243.2	$16.1	$0.9	$4.7	($43.1)	**$221.8**	($6.3)	($0.4)	**$215.1**
Sales Volume (thousands of tons)	4,263	876	126	3,785					
Adjusted EBITDA per Ton	**$57.05**	**$18.38**	**$7.14**	**$1.24**					
Q4 2013									
Adjusted EBITDA	$56.4	$11.4	$2.2	$4.0	($11.2)	**$62.8**	($4.6)	$1.5	**$59.7**
Sales Volume (thousands of tons)	1,047	222	53	3,649					
Adjusted EBITDA per Ton	**$53.87**	**$51.35**	**$41.51**	**$1.10**					
Q3 2013									
Adjusted EBITDA	$64.4	$1.5	($2.1)	$0.7	($13.4)	**$51.1**	($0.3)	($0.1)	**$50.7**
Sales Volume (thousands of tons)	1,084	221	48	136					
Adjusted EBITDA per Ton	**$59.41**	**$6.79**	**($43.75)**	**$5.15**					
Q2 2013									
Adjusted EBITDA	$61.3	$1.6	$0.8	N/A	($10.6)	**$53.1**	($0.7)	$0.0	**$52.4**
Sales Volume (thousands of tons)	1,074	217	26	N/A					
Adjusted EBITDA per Ton	**$57.08**	**$7.37**	**$30.77**	**N/A**					
Q1 2013									
Adjusted EBITDA	$61.1	$1.6	N/A	N/A	($7.9)	**$54.8**	($0.9)	($1.6)	**$52.3**
Sales Volume (thousands of tons)	1,058	216	N/A	N/A					
Adjusted EBITDA per Ton	**$57.75**	**$7.41**	**N/A**	**N/A**					

(1) Represents SunCoke's share of India JV interest, taxes and depreciation expense.

SXC Q1 2015 Earnings Call

22

2015E Guidance Reconciliation

2015E

2015E

($ in millions)

Low

High

Net Income

$21

$38

Subtract: Net Loss from Discontinued Operations

(16)

(13)

Net Income from Continuing Operations

$37

$51

Depreciation, depletion and amortization

89

89

Interest expense, net

68

66

Income tax expense

12

20

Legacy costs, net

15

15

Adjustment to unconsolidated affiliate earnings(1)

4

4

Adjusted EBITDA from Continuing Operations

$225

$245

Legacy costs, net

(15)

(15)

Adjusted EBITDA from Discontinued Operations

(20)

(20)

Adjusted EBITDA

$190

$210

Adjusted EBITDA attributable to noncontrolling interests(2)

(75)

(80)

Adjusted EBITDA attributable to SXC

$115

$130

(1)

Represents SunCoke’s share of India JV interest, taxes and depreciation expense.

(2)

Represents Adjusted EBITDA attributable to SXCP public unitholders and DTE Energy’s interest in Indiana Harbor.

SXC Q1 2015 Earnings Call

Balance Sheet & Debt Metrics

As of 3/31/2015

SXC

Attributable

Balance

Consolidated

to SXCP

Attributable

($ in millions)

to SXC

Cash

$

165

$ 92

$ 74

Revolver Capacity

398

250

148

Total Liquidity

563

342

222

Total Debt (Long and Short-term)

699

597

102

Net Debt (Total Debt less Cash)

534

505

29

Full Year Adj. EBITDA from Cont. Ops.(1)

$

235

$ 174

$ 123

Total Debt/2015E Adj. EBITDA(1)

3.0x

3.4x

0.8x

Net Debt/2015E Adj. EBITDA(1)

2.3x

2.9x

0.2x

(1) Represents mid-point of FY 2015 guidance for Adjusted EBITDA (Consolidated), Adjusted EBITDA attributable to SXCP, and

Adjusted EBITDA attributable to SXC.

SXC Q1 2015 Earnings Call

Capital Expenditures

2014 CapEx

($ in millions)

SXC

SXCP(1)

Consolidated

Ongoing(2)

$

27

$

17

$44

Expansion

4

0

4

Environmental Project

1

45

46

Indiana Harbor Refurbishment

24

0

24

Total CapEx from Continuing Operations

$

56

$

62

118

Ongoing: Discontinued Operations(3)

7

0

7

Total CapEx (Consolidated)

$

63

$

62

125

2015 Expected CapEx

($ in millions)

SXC

SXCP(1)

Consolidated

Ongoing(4)

$

28

$

17

$45

Expansion

9

6

15

Environmental Project

0

30

30

Total CapEx from Continuing Operations

$

37

$

53

$90

(1)

Represents SXCP capex on 100% basis. Includes Granite City in 2015.

(2)

Includes $3M ongoing Coal Logistics, $1M ongoing Prep. Plant and $40M in ongoing Coke CapEx, including $13M related to Indiana Harbor oven floor and sole flue replacement work.

(3)

Includes ongoing CapEx related to Coal business excluding $1M related to Prep. Plant.

(4)

Consolidated includes approximately $42M in ongoing Coke Capex and $3M ongoing Coal Logistics.

SXC Q1 2015 Earnings Call